                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2003 to February 1, 2003

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                                                            FORM NO.             DOCUMENT       EXPLANATION
                                                                                                   ATTACHED        ATTACHED
Debtor Affirmations                                                           MOR - 1                 Yes
Schedule of Cash Receipts and Disbursements                                   MOR - 2                 Yes
Bank Account Reconciliations                                                  MOR - 2                 Yes
Statement of Operations                                                       MOR - 3                 Yes
Balance Sheet                                                                 MOR - 4                 Yes
Status of Postpetition Taxes                                                  MOR - 5                 Yes
Summary of Unpaid Postpetition Debts                                          MOR - 5                 Yes
Listing of aged accounts payable                                              MOR - 5                 Yes
Schedule of Insurance - Listing of Policies                                   MOR - 6                 Yes

The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    2/28/2003
------------------------------------------                       ---------------
Signature of Authorized Individual                                Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


2/28/03                                                                 Form MOR

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2003 to February 1, 2003

                               DEBTOR AFFIRMATION



AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE             FALSE
1.  That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                              X
2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                     X
3.  No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization.  If no, provide an explanation below.                 X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
--------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    2/28/2003
--------------------------------------------                  ------------------
Signature of Authorized Individual                             Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


2/28/03                          Page 2 of 15                         Form MOR-1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2003 to February 1, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES, INC.

                                                            BANK ACCOUNTS                CURRENT            CUMULATIVE FILING TO
                                                                                          MONTH                     DATE
                                               OPERATING                                  ACTUAL                   ACTUAL
CASH - BEGINNING OF MONTH                      $ -        $ -         $ -       $ -    36,586,342.98          $4,655,262.26

RECEIPTS                                       SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                               -          -           -         -          750,284             545,944,552
INTEREST INCOME                                  -          -           -         -           19,733                 113,822
ACCOUNTS RECEIVABLE - CREDIT & COLL.             -          -           -         -                -               1,433,819
ACCOUNTS RECEIVABLE - LOCKBOX                    -          -           -         -                -              87,262,187
RETAIL STORE DEPOSITS                            -          -           -         -                -              42,120,269
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS   -          -           -         -           15,000             141,765,274
REVOLVER BORROWINGS - FLEET                      -          -           -         -                -             163,221,961
RETURN ITEMS REDEPOSITED                         -          -           -         -                -                  32,954
MISCELLANEOUS                                    -          -           -         -        1,171,837               6,076,928
BANKCARD CASH RECEIPTS                           -          -           -         -          259,308             103,705,846
EMPLOYEE BENEFIT PLANS                           -          -           -         -                -                 287,173
CORPORATE INCOME TAX REFUND                      -          -           -         -                -               2,851,536
   TOTAL RECEIPTS                              $ -        $ -         $ -       $ -    $   2,216,161          $1,094,816,321

DISBURSEMENTS                                  SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                               -          -           -         -          950,284             548,693,254
ELECTRONIC PAYROLL TAXES PAYMENTS                -          -           -         -           40,682              15,784,938
PAYROLL                                          -          -           -         -          975,398              45,668,448
PAYMENTS/TRANSFERS TO LIQUIDATORS                -          -           -         -                -              36,818,422
VENDOR PAYMENTS                                  -          -           -         -          988,857             128,025,020
ELECTRONIC SALES TAX PAYMENTS                    -          -           -         -                -              14,639,307
REVOLVER FEES AND INTEREST - FLEET               -          -           -         -                -               5,421,961
RECEIPTS APPLIED TO REVOLVER BALANCE             -          -           -         -                -             257,525,534
CUSTOMER REFUNDS                                 -          -           -         -                -               2,093,326
EMPLOYEE BENEFIT PLAN PAYMENTS                   -          -           -         -          109,801               8,005,859
CORPORATE INCOME TAX PAYMENTS                    -          -           -         -                -                  60,000
BANK FEES                                        -          -           -         -            1,017                 386,899
RETURN ITEMS                                     -          -           -         -                -                 530,200
MISCELLANEOUS                                    -          -           -         -            2,095                  84,046
                                                 -          -           -         -                -                       -
   TOTAL DISBURSEMENTS                         $ -        $ -         $ -       $ -        3,068,134           1,063,737,213

NET CASH FLOW                                  $ -        $ -         $ -       $ -   $     (851,973)         $   31,079,108

CASH - END OF MONTH                            $ -        $ -         $ -       $ -   $   35,734,370          $   35,734,370




DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
Total Disbursements                                                                                           $    3,068,134
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                         $      950,284
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                       $         --
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                               $    2,117,850




2/28/03                          Page 3 of 15                         Form MOR-2

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A


                                                                              COMERICA BANK

                                                     PAYROLL         FLEX         VEBA        CONCENTR.       FUNDING   COLLATERAL
                                                    1851132363    1840425811   1840427643    1149003715     1850803196  1851359800
Cash - Beg                                         $ 1,228,928      $5,227     $  52,775    $   639,111    $ 2,067,949    $ 158

Receipts
Internal Transfers                                      48,627         663        90,813        609,017            158        -
Interest Income                                              -           -             -              -              -        -
Accounts Receivable - Credit/Collections                     -           -             -              -              -        -
Accounts Receivable - Lockbox                                -           -             -              -              -        -
Retail Cash/Check Sales & J-Card Store Payments              -           -             -              -              -        -
Asset Dispositions & Payments from Liquidators               -           -             -              -         15,000        -
Revolver Borrowings - Fleet                                  -           -             -              -              -        -
Return Items Redeposited                                     -           -             -              -              -        -
Misc Deposits/Credits                                        -           -             -              -      1,171,837        -
Bankcard Receipts                                            -           -             -              -         (6,394)       -
Employee Benefit Plans - Payments from Providers             -           -             -              -              -        -
Corporate Income Tax Refund                                  -           -             -              -              -        -
Total Receipts                                     $    48,627      $  663     $  90,813    $   609,017    $ 1,180,601    $   -

Disbursements
Internal Transfers                                           -           -             -              -        950,126      158
Electronic Payroll Tax / Withholding Payments                -           -             -         37,096          3,586        -
Payroll                                                975,160           -             -              -              -        -
Payments/Transfers to Liquidators                            -           -             -              -              -        -
Vendor Payments                                              -           -             -        988,857              -        -
Electronic Sales Tax Payments                                -           -             -              -              -        -
Revolver Fees and Interest - Fleet                           -           -             -              -              -        -
Receipts applied to Revolver Balance - Fleet                 -           -             -              -              -        -
Customer Refunds                                             -           -             -              -              -        -
Employee Benefit Plan Payments                               -         306       109,495              -              -        -
Corporate Income Tax Payments                                -           -             -              -              -        -
Bank Fees                                                    -           -             -              -              -        -
Return Items                                                 -           -             -              -              -        -
Miscellaneous                                                -           -             -              -              -        -

Total Disbursements                                $   975,160      $  306     $ 109,495    $ 1,025,953    $   953,712    $ 158

Net Cash Flow                                      $  (926,533)     $  356     $ (18,682)   $  (416,936)   $   226,889    $(158)

Cash End of Month                                  $   302,395      $5,583     $  34,092    $   222,175    $ 2,294,838    $   -

                                                                               1ST UNION              FLEET

                                                                                PAYROLL             CUSTOMER           CURRENT MONTH
                                                                                2912149            9419400055             ACTUAL
Cash - Beg                                                                      $ 1,553           $32,590,642          $ 36,586,343

Receipts
Internal Transfers                                                                1,007                     -               750,284
Interest Income                                                                       -                19,733                19,733
Accounts Receivable - Credit/Collections                                              -                     -                     -
Accounts Receivable - Lockbox                                                         -                     -                     -
Retail Cash/Check Sales & J-Card Store Payments                                       -                     -                     -
Asset Dispositions & Payments from Liquidators                                        -                     -                15,000
Revolver Borrowings - Fleet                                                           -                     -                     -
Return Items Redeposited                                                              -                     -                     -
Misc Deposits/Credits                                                                 -                     -             1,171,837
Bankcard Receipts                                                                     -               265,702               259,308
Employee Benefit Plans - Payments from Providers                                      -                     -                     -
Corporate Income Tax Refund                                                           -                     -                     -
Total Receipts                                                                  $ 1,007           $   285,435          $  2,216,161

Disbursements
Internal Transfers                                                                    -                     -               950,284
Electronic Payroll Tax / Withholding Payments                                         -                     -                40,682
Payroll                                                                             238                     -               975,398
Payments/Transfers to Liquidators                                                     -                     -                     -
Vendor Payments                                                                       -                     -               988,857
Electronic Sales Tax Payments                                                         -                     -                     -
Revolver Fees and Interest - Fleet                                                    -                     -                     -
Receipts applied to Revolver Balance - Fleet                                          -                     -                     -
Customer Refunds                                                                      -                     -                     -
Employee Benefit Plan Payments                                                        -                     -               109,801
Corporate Income Tax Payments                                                         -                     -                     -
Bank Fees                                                                           227                   790                 1,017
Return Items                                                                          -                     -                     -
Miscellaneous                                                                     2,095                     -                 2,095

Total Disbursements                                                             $ 2,560           $       790          $  3,068,134

Net Cash Flow                                                                   $(1,553)          $   284,645          $   (851,973)

Cash End of Month                                                               $     -           $32,875,287          $ 35,734,370



2/28/03                          Page 4 of 15                         Form MOR-2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2003 to February 1, 2003

                              BANK RECONCILIATION


JACOBSON STORES, INC.

                                                                         BANK ACCOUNTS
Balance Per Books                                $   -              $   -              $   -              $   -

Bank Balance                                     SEE ATTACHED SCHEDULE B                   -                  -
Plus: Deposits In Transit                            -                  -                  -                  -
Less: Outstanding Checks                             -                  -                  -                  -
Other                                                -                  -                  -                  -
ADJUSTED BANK BALANCE                            $   -              $   -              $   -              $   -





OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



2/28/03                          Page 5 of 15             Form MOR-2 (continued)

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                                COMERICA BANK

                                                  PAYROLL         FLEX         VEBA        CONCENTR.       FUNDING     COLLATERAL
                                                 1851132363    1840425811   1840427643    1149003715      1850803196   1851359800
Balance Per Books                                $   3,000      $   315      $  5,190      $  99,647      $2,294,838     $     -

Bank Balance                                       302,395        5,583        34,092        222,175       2,294,838           -
Plus:  Deposits in Transit - Booked Not Banked           -            -             -              -               -           -
Less:  Outstanding Checks/Wire Transfers          (300,642)      (5,268)      (29,142)      (122,528)              -           -
Less:  Outstanding Internal Transfers                    -            -             -              -               -           -
Less:  Deposits in Transit - Banked not Booked           -            -             -              -               -           -
Misposted Entries                                        -            -             -              -               -           -
Checks issued not on Books                               -            -             -              -               -           -
Interest Income not on Books                             -            -             -              -               -           -
Return of Direct Deposit Funds not on Books              -            -             -              -               -           -
Checks Cleared not O/S on Books                      1,274            -             -              -               -           -
Overdraft Charges not on Books                           -            -             -              -               -           -
Returned Items                                           -            -             -              -               -           -
Interest Expense not on Books                            -            -             -              -               -           -
Bank Fees/Debits not on Books                            -            -             -              -               -           -
Misc Deposit/Credit not on Books                         -            -             -              -               -           -
Bankcard Fees not on Books                               -            -             -              -               -           -
Bankcard Debits on Books not Bank                        -            -             -              -               -           -
Misc variance                                          (27)           -           239              -               -           -

Adjusted Bank Balance                            $   3,000      $   315      $  5,190      $  99,647      $2,294,838     $     -


                                                                            1ST UNION               FLEET                  TOTAL

                                                                             PAYROLL               CUSTOMER
                                                                             2912149              9419400055
Balance Per Books                                                          $      2,095          $ 32,875,287          $ 35,280,371

Bank Balance                                                                          -            32,875,287            35,734,370
Plus:  Deposits in Transit - Booked Not Banked                                        -                     -                     -
Less:  Outstanding Checks/Wire Transfers                                              -                     -              (457,580)
Less:  Outstanding Internal Transfers                                                 -                     -                     -
Less:  Deposits in Transit - Banked not Booked                                        -                     -                     -
Misposted Entries                                                                     -                     -                     -
Checks issued not on Books                                                            -                     -                     -
Interest Income not on Books                                                          -                     -                     -
Return of Direct Deposit Funds not on Books                                           -                     -                     -
Checks Cleared not O/S on Books                                                       -                     -                 1,274
Overdraft Charges not on Books                                                        -                     -                     -
Returned Items                                                                        -                     -                     -
Interest Expense not on Books                                                         -                     -                     -
Bank Fees/Debits not on Books                                                         -                     -                     -
Misc Deposit/Credit not on Books                                                      -                     -                     -
Bankcard Fees not on Books                                                            -                     -                     -
Bankcard Debits on Books not Bank                                                     -                     -                     -
Misc variance                                                                     2,095                     -                 2,306

Adjusted Bank Balance                                                            $2,095          $ 32,875,287          $ 35,280,371




2/28/03                          Page 6 of 15                         Form MOR-2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2003 to February 1, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)

                                                                                                                        Cumulative
                                                                                                                      Filing to date
                                                                                                      January             Totals
                                                                                                      -------             ------
Net Sales                                                                                            $       -          $ 155,128

Cost of Goods Sold                                                                                           -           (110,796)
                                                                                                     ---------          ---------

Gross Profit                                                                                                 -             44,332

Operating Expenses                                                                                       4,428            (68,723)
                                                                                                     ---------          ---------

Operating Income / (Loss)                                                                                4,428            (24,391)

Interest Income / (Expense), net                                                                            18             (2,221)

Other Income / (Expense)                                                                                (2,719)           (60,416)
                                                                                                     ---------          ---------

Net Income / (Loss) b/4 Restructuring Costs and Taxes                                                    1,727            (87,028)

Reorganization / Liquidation Expenses - (incl. Professional Fees)                                       (4,395)           (14,662)

Income Taxes - Benefit / (Expense)                                                                           -                521
                                                                                                     ---------          ---------
Net Income / (Loss)                                                                                  $  (2,668)         $(101,169)
                                                                                                     =========          =========




** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).


2/28/03                          Page 7 of 15                         Form MOR-3

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2003 to February 1, 2003

                                BALANCE SHEET **
                             (dollars in thousands)

                                    ASSETS
CURRENT ASSETS:
CASH AND CASH EQUIVALENTS                                                   $ 35,280
ACCOUNTS RECEIVABLE, NET                                                           0
DUE FROM VENDORS, NET                                                          1,680
INTERCOMPANY RECEIVABLE                                                            0
INVENTORIES                                                                        0
DEFERRED FINANCING                                                                 0
PREPAID INSURANCE                                                                425
LANDLORD DEPOSITS                                                                213
REFUNDABLE TAXES                                                                 642
OTHER PREPAIDS                                                                     0
                                                                            --------

                                                                 SUBTOTAL     38,240

TOTAL PROPERTY, PLANT & EQUIPMENT                                              4,242
LESS: ACCUMULATED DEPRECIATION                                                (1,112)
                                                                            --------

                                         PROPERTY, PLANT & EQUIPMENT, NET      3,130

OTHER ASSETS:
LIFE INSURANCE - CSV                                                              30
EQUITY IN SUBS                                                                 2,100
PREPAID PENSION                                                                    0
PROFESSIONAL RETAINERS                                                           816
COLLATERALIZED LETTERS OF CREDIT                                                 515
OTHER                                                                             56
                                                                            --------

                                                                 SUBTOTAL      3,517
                                                                            --------
TOTAL ASSETS                                                                $ 44,887
                                                                            ========

2/28/03                          Page 8 of 15                         Form MOR-4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2003 to February 1, 2003

                                BALANCE SHEET **
                             (dollars in thousands)

                        LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES - POST-PETITION:
ACCOUNTS PAYABLE                                                            $       -
ACCRUED PAYROLL                                                                     0
ACCRUED PAYROLL TAXES                                                               2
ACCRUED PROPERTY TAXES                                                              0
ACCRUED STATE INCOME TAXES                                                          0
ACCRUED PROFESSIONAL FEES                                                       1,200
ACCRUED RENT/LEASE                                                                177
ACCRUED INTEREST                                                                    0
RESTRUCTURING / STORE CLOSING RESERVE                                           1,150
ACCRUED VACATION                                                                  113
ACCRUED MEDICAL / HOSPITAL                                                      1,056
ACCRUED CUSTOMER GIFT CARD BALANCES                                             1,865
ACCRUED WORKERS COMPENSATION                                                      354
ACCRUED OTHER                                                                     819
                                                                            ---------

                                                                 SUBTOTAL       6,736

OTHER LIABILITIES - POST-PETITION:
INTERCOMPANY LIABILITIES                                                       72,077
OTHER LIABILITIES                                                                   0
                                                                            ---------

                                                                 SUBTOTAL      72,077
                                                                            ---------

TOTAL CURRENT LIABILITIES - POST-PETITION                                      78,813

LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
ACCOUNTS PAYABLE - MERCHANDISE                                                 29,912
ACCOUNTS PAYABLE - EXPENSE                                                      9,715
ACCOUNTS PAYABLE - PROPERTY TAXES                                                 854
                                                                            ---------

                                                                 SUBTOTAL      40,481

LIABILITIES SUBJECT TO COMPROMISE - OTHER:
RESTRUCTURING / STORE CLOSING RESERVE                                           8,902
ACCRUED PROPERTY TAXES                                                          3,046
ACCRUED GOM CAPITAL LEASE OBLIGATION                                                0
ACCRUED WORKERS COMPENSATION                                                    2,216
OFFICER'S DEFERRED COMPENSATION                                                   415
ACCRUED VACATION                                                                   62
ACCRUED INTEREST                                                                1,078
DEBENTURES                                                                     24,376
MORTGAGES                                                                           0
OTHER LIABILITIES                                                                   0
                                                                            ---------

                                                                 SUBTOTAL      40,095
                                                                            ---------

TOTAL LIABILITIES SUBJECT TO COMPROMISE                                        80,576

                                                                            ---------

TOTAL LIABILITIES                                                             159,389

STOCKHOLDERS' EQUITY:
COMMON STOCK                                                                    5,975
PAID IN SURPLUS                                                                 7,201
TREASURY STOCK                                                                   (399)
RETAINED EARNINGS, BEGINNING                                                  (26,110)
CURRENT PERIOD EARNINGS                                                      (101,169)
                                                                            ---------

                                                                 SUBTOTAL    (114,502)

                                                                            ---------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                    $  44,887
                                                                            =========

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).



2/28/03                          Page 9 of 15                         Form MOR-4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2003 to February 1, 2003


                          SUMMARY OF POSTPETITION TAXES

JACOBSON STORES, INC.

                                      BEGINNING TAX   AMOUNT WITHHELD OR   AMOUNT PAID      DATE PAID  CHECK NO.         ENDING TAX
                                        LIABILITY          ACCRUED                                      OR EFT           LIABILITY
Federal
Withholding                            $         -       $    20,793       $    20,793      SEE SUMMARY SCHEDULE C      $      --
FICA - Employee                                  -             6,011             6,011      SEE SUMMARY SCHEDULE C             --
FICA - Employer                                  -             7,774             7,774      SEE SUMMARY SCHEDULE C             --
Unemployment                                 1,443               664             1,621      SEE SUMMARY SCHEDULE C              486
Income                                           -                 -                 -                                         --
Other:                                           -                 -                 -                                         --
   TOTAL FEDERAL TAXES                       1,443            35,242            36,199                                          486
STATE AND LOCAL
Withholding                                     (0)            3,730             3,730      SEE SUMMARY SCHEDULE D               (0)
Sales & Use                                      -                 -                 -                                         --
Unemployment                                 3,143             1,344             3,143      SEE SUMMARY SCHEDULE D            1,344
Real Property                            1,871,862        (1,871,862)                -                                         --
Personal Property                        1,174,336        (1,174,336)                -                                         --
Income                                     319,274          (269,274)           50,000      SEE SUMMARY SCHEDULE D             --
Other:                                           -                 -                 -                                         --
   TOTAL STATE AND LOCAL                 3,368,615        (3,310,398)           56,873                                        1,344
TOTAL TAXES PAYABLE                    $ 3,370,058       $(3,275,156)      $    93,072                                  $     1,830
Refundable Taxes                       $  (643,286)            1,264                 -                                  $  (642,022)


                      SUMMARY OF UNPAID POSTPETITION DEBTS

                                                                           NUMBER OF DAYS PAST DUE
                                                            CURRENT        0 - 30   31 - 60     61 +      DISCOUNTS         TOTAL
Accounts Payable - Merchandise                            $        -       $   -     $   -     $   -     $        -                -
Accounts Payable - Non-Merchandise                                 -           -         -         -              -                -
Accrued Payroll                                                    -                     -         -              -                -
Accrued Taxes                                                  2,000                     -         -              -            2,000
Accrued Professional Fees                                  1,200,000                     -         -              -        1,200,000
Accrued Rent / Leases                                        177,000                     -         -              -          177,000
Restructuring / Store Closing Reserve                      1,150,000                     -         -              -        1,150,000
Accrued Vacation                                             113,000                     -         -              -          113,000
Accrued Medical / Hospital                                 1,056,000                     -         -              -        1,056,000
Accrued Customer Gift Card Balances                        1,865,000                     -         -              -        1,865,000
Accrued Workers Compensation                                 354,000                     -         -              -          354,000
Accrued Other                                                819,000                     -         -              -          819,000
Other (excluding Interco. payable)                                 -                     -         -              -             --
TOTAL POSTPETITION DEBTS                                  $6,736,000       $   -     $   -     $   -     $        -       $6,736,000

If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


2/28/03                         Page 10 of 15                         Form MOR-5

TAXES - SCHEDULE C:   LISTING OF FEDERAL TAX PAYMENTS

FEDERAL WITHHOLDING & FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS        AMOUNT     CHECK/EFT NO.      DATE          ADD'L COMMENTS
      941 Deposit                                                      $ 15,941       1625931       01/13/03
      941 Deposit                                                        16,875       3179289       01/27/03
      941 Deposit                                                         1,762       3506942       01/27/03
      941 Deposit
                                                                       --------
                                                                       $ 34,578
                                                                       --------

UNEMPLOYMENT - LISTING OF PAYMENTS
      940 Deposit - FUTA                                               $  1,621       3507198       01/27/03
                                                                       --------
                                                                       $  1,621
                                                                       --------


2/28/03                         Page 11 of 15                         Form MOR-5

TAXES - SCHEDULE D:  LISTING OF STATE & LOCAL TAX PAYMENTS


STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS                         AMOUNT     CHECK/EFT NO.      DATE          ADD'L COMMENTS
      Michigan - Employee State Withholding                            $ 3,586      280127080       01/27/03
      Ohio - Employee State Withholding
      Ohio - Employee State Withholding
      Indiana - Employee City/State Withholding
      Kentucky - Employee State Withholding
      Kentucky - Employee State Withholding
      Kansas - Employee State Withholding
      Kansas - Employee State Withholding
      Jackson, Michigan - Employee Local Withholding                       144        1026536       01/30/03
      Jackson, Michigan - Employee Local Withholding
      Grand Rapids, Michigan - Employee Local Withholding
      Grand Rapids, Michigan - Employee Local Withholding
      Toledo, Ohio - Employee Local Withholding
      Toledo, Ohio - Employee Local Withholding
      Columbus, Ohio - Employee Local Withholding
      Columbus, Ohio - Employee Local Withholding
      Louisville, Kentucky - Employee Local Withholding
      Louisville, Kentucky - Employee Local Withholding
                                                                       -------
                                                                       $ 3,730
                                                                       -------
UNEMPLOYMENT - LISTING OF PAYMENTS
       SUTA:
       MI                                                              $ 1,943        1026441       01/09/03
       IN                                                                    9        1026435       01/09/03
       OH                                                                  151        1026442       01/09/03
       KY                                                                   39        1026440       01/09/03
       KS                                                                  104        1026438       01/09/03
       FL                                                                  897           6942       01/10/03
                                                                       -------
                                                                       $ 3,143
                                                                       -------

SALES & USE TAX - LISTING OF PAYMENTS
                                                                       $     -
                                                                       -------
                                                                       $     -
                                                                       -------
STATE INCOME TAXES
      State of Michigan SBT                                            $50,000        1026540       01/30/03
                                                                       -------
                                                                       $50,000
                                                                       -------
REAL ESTATE/ PERSONAL TAXES
                                                                       $     -
                                                                       -------
                                                                       $     -
                                                                       -------


2/28/03                         Page 12 of 15                         Form MOR-5

JACOBSON STORES, INC.
Schedule E: Open Payables - Merchandise Vendors

   Vendor #         Vendor Name        Current            1-30             31-60             61+           Discounts           Total
   --------         -----------        -------            ----             -----             ---           ---------           -----

                                   -------------------------------------------------------------------------------------------------
                             TOTALS          -               -                 -               -                   -               -
                                   =================================================================================================


2/28/03                         Page 13 of 15                         Form MOR-5

JACOBSON STORES, INC.
Schedule F: Open Payables - Non-Merchandise Expense



   Vendor #         Vendor Name        Current            1-30             31-60             61+           Discounts           Total
   --------         -----------        -------            ----             -----             ---           ---------           -----

                                   -------------------------------------------------------------------------------------------------
                             TOTALS          -               -                 -               -                   -               -
                                   =================================================================================================


2/28/03                         Page 14 of 15                         Form MOR-5

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2003 to February 1, 2003

                                INSURANCE SUMMARY

                                                                                PREMIUMS
                                                            POLICY            PAID THROUGH
POLICY TYPE          INSURER/POLICY NO.                     PERIOD             EXP. DATE
--------------------------------------------------------------------------------------------
General Liability    St. Paul Insurance Co.             08/01/02-07/31/03         Yes
                     CK02102387



Automobile           St. Paul Insurance Co.             08/01/02-07/31/03         Yes
                     CK02102387





Workers Comp. - MI   St. Paul Insurance Co.              11/4/02 - 5/4/03          No
                     WVA2102876

Umbrella Liability   St. Paul Insurance Co.             08/01/02-07/31/03         Yes
                     CK02102387


Property/Boiler      Crum & Forster ($10 mil. primary)  06/01/02-05/31/03         Yes
                     ACE ($90 mil. excess)                                    (financed by
                     Hartford Steam Boiler (B & M)                             Cananwill)
                     C X D3 530874-A

Ocean Marine         American Home Assur.               06/01/99-05/31/03         Yes
                     87116 C





Directors & Officers Chubb                              06/01/02-05/31/03         Yes
                     8142-40-25
                     Royal (prior year 12 mos. run-out)
                     PSF000439

Fiduciary Liability  Chubb                              01/20/00-06/01/03         Yes
                     81597020




POLICY TYPE          DEDUCTIBLE                      LIMITS
-------------------------------------------------------------------------------------------------
General Liability    $0                              $2,000,000 General Aggregate
                                                     $2,000,000 Products Aggregate
                                                     $1,000,000 Each Occurrence
                                                     $1,000,000 Personal & Adv. injury

Automobile           None                            $1,000,000 Liability / UM-UIM
                     $500 Comprehensive              Physical Damage
                     $2,500 Collision                Physical Damage

                     $500/$2500/veh./max. per loss   $1,000,000 Garagekeepers Liability
                     $2,000 Collision

Workers Comp. - MI                                   $1,000,000 Bodily Injury by Accident
                                                     $1,000,000 Bodily Injury by Disease

Umbrella Liability                                   $10,000,000 Each Occurrence
                                                     $10,000,000 Prod. Aggregate
                                                     $10,000,000 Aggregate

Property/Boiler      $250,000/occurrence             $100,000,000 Each Occurrence
                     $500,000/occ. flood zones A-V
                     2% TIV critical wind
                     $50,000/occ. boiler & mach.

Ocean Marine                                         $2,000,000 Goods on any 1 vessel
                                                     $2,000,000 Goods shipped on deck/
                                                                 any 1 vessel
                                                     $2,000,000 Goods shipped any 1 aircraft
                                                     $2,000,000 Goods while at rest
                                                     $     25,000 Goods in any one pkg. by mail

Directors & Officers $500,000                        $10,000,000 each claim/aggregate
                     securities claims
                     $100,000                        Prior-year Excess run-off:
                     non-securities claims           $5,000,000 each claim/aggregate

Fiduciary Liability  $10,000                         $5,000,000 each claim/aggregate



NOTE:
Listing Excludes Insurance Classified as an Employee Benefit and Key-Man
Policies



2/28/03                         Page 15 of 15                         Form MOR-6

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2002 to February 1, 2003

                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month

     Submit copy of report to any official committee appointed in the case.

                                                                                                   DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                            FORM NO.             ATTACHED        ATTACHED
Debtor Affirmations                                                           MOR - 1                 Yes
Schedule of Cash Receipts and Disbursements                                   MOR - 2                 Yes
Bank Account Reconciliations                                                  MOR - 2                 Yes
Statement of Operations                                                       MOR - 3                 Yes
Balance Sheet                                                                 MOR - 4                 Yes
Status of Postpetition Taxes                                                  MOR - 5                 N/A
Summary of Unpaid Postpetition Debts                                          MOR - 5                 N/A
Listing of aged accounts payable                                              MOR - 5                 N/A
Schedule of Insurance - Listing of Policies                                   MOR - 6                 N/A


The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
--------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                   2/28/2003
--------------------------------------                            --------------
Signature of Authorized Individual                                Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual



2/28/03                                                                 Form MOR

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2002 to February 1, 2003

                               DEBTOR AFFIRMATION



AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE             FALSE
                                                                                   ----             -----
1. That the insurance, as described in section 5 of the Notice of Operating          X
Instructions and Reporting Requirements, is in effect.

2. That all post petition taxes, as described in section 9 of the Notice of          X
Operating Instructions and Reporting Requirements, are current.

3. No professional fees (accountant, attorneys, etc.) have been paid without         X
specific court authorization. If no, provide an explanation below.


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
-----------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    2/28/2003
-----------------------------------------                     ------------------
Signature of Authorized Individual                            Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


2/28/03                           Page 2 of 7                         Form MOR-1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2002 to February 1, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON STORES REALTY COMPANY

                                                                BANK ACCOUNTS                       CURRENT       CUMULATIVE
                                                    COMERICA      NAT'L CITY     COMERICA            MONTH      FILING TO DATE
                                                   1840421992     023065398     1851584167          ACTUAL         ACTUAL
CASH - BEGINNING OF MONTH                        $    47,090   $     2,300    $    34,824   $ -   $    84,214   $   104,726

RECEIPTS
INTERNAL TRANSFERS                                   200,000             -              -     -       200,000     1,167,760
INTEREST INCOME                                            -             -             30     -            30           118
ACCOUNTS RECEIVABLE - CREDIT & COLL.                       -             -              -     -             -             -
ACCOUNTS RECEIVABLE - LOCKBOX                              -             -              -     -             -             -
RETAIL STORE DEPOSITS                                      -             -              -     -             -             -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS             -             -              -     -             -        34,754
REVOLVER BORROWINGS - FLEET                                -             -              -     -             -             -
RETURN ITEMS REDEPOSITED                                   -             -              -     -             -             -
MISCELLANEOUS                                              -             -              -     -             -       262,197
BANKCARD CASH RECEIPTS                                     -             -              -     -             -             -
EMPLOYEE BENEFIT PLANS                                     -             -              -     -             -             -
   TOTAL RECEIPTS                                $   200,000           $ -    $        30   $ -   $   200,030   $ 1,464,830

DISBURSEMENTS
INTERNAL TRANSFERS                                         -             -              -     -             -       644,332
ELECTRONIC PAYROLL TAXES PAYMENTS                          -             -              -     -             -             -
PAYROLL                                                    -             -              -     -             -             -
COMMERCIAL LOAN PAYMENTS                              44,216             -              -     -        44,216       527,725
VENDOR PAYMENTS                                            -             -              -     -             -       104,856
ELECTRONIC SALES TAX PAYMENTS                              -             -              -     -             -             -
RECEIPTS APPLIED TO REVOLVER BALANCE                       -             -              -     -             -             -
CUSTOMER REFUNDS                                           -             -              -     -             -             -
EMPLOYEE BENEFIT PLAN PAYMENTS                             -             -              -     -             -             -
BANK FEES                                                  -             -              -     -             -           115
RETURN ITEMS                                               -             -              -     -             -         2,500
MISCELLANEOUS                                              -         2,300              0     -         2,300         2,300
CORPORATE INCOME TAXES                               150,000             -              -     -       150,000       200,000
   TOTAL DISBURSEMENTS                           $   194,216   $     2,300    $         0   $ -       196,516     1,481,828

NET CASH FLOW                                    $     5,784   $    (2,300)   $        29   $ -   $     3,513   $   (16,999)

CASH - END OF MONTH                              $    52,874           $ -    $    34,854   $ -   $    87,728   $ 87,727.52




DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                                            $ 196,516.42
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                  -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                                -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                $ 196,516.42



2/28/03                           Page 3 of 7                         Form MOR-2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2002 to February 1, 2003

                               Bank Reconciliation


JACOBSON STORES REALTY COMPANY

                                                                               BANK ACCOUNTS
                                                                   COMERICA      NAT'L CITY     COMERICA                     TOTAL
                                                                  1840421992     023065398     1851584167
BALANCE PER BOOKS                                                 $ 51,624         $   -        $ 34,854        $   -      $ 86,478

Bank Balance                                                        52,874             -          34,854            -        87,728
Plus: Deposits In Transit - Booked not Banked                            -             -               -            -             -
Less: Outstanding Checks/Wire Transfers                             (1,250)            -               -            -        (1,250)
Other                                                                    -             -               -            -             -
ADJUSTED BANK BALANCE                                             $ 51,624         $   -        $ 34,854        $   -      $ 86,478





OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


2/28/03                           Page 4 of 7             Form MOR-2 (continued)

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2002 to February 1, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)


                                                                       Cumulative
                                                                     Filing to date
                                                        January         Totals
                                                        -------         ------
Rental Income                                          $      -        $  3,389

Interest Expense                                            (25)         (1,683)

Depreciation                                                  -          (1,271)

Taxes, Other than Income                                   (209)           (258)

Other Income / (Expense)                                   (530)         28,472
                                                       --------        --------

Net Income / (Loss) b/4 Income Taxes                       (764)         28,649

Income Taxes - Benefit / (Expense)                            -               -
                                                       --------        --------
Net Income / (Loss)                                    $   (764)       $ 28,649
                                                       ========        ========


** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

2/28/03                           Page 5 of 7                         Form MOR-3

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2002 to February 1, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                                        ASSETS
CURRENT ASSETS
CASH AND CASH EQUIVALENTS                                                   $     86
ACCOUNTS RECEIVABLE, NET                                                         167
DUE FROM VENDORS, NET                                                              0
INTERCOMPANY RECEIVABLE                                                       63,554
INVENTORIES                                                                        0
DEFERRED FINANCING                                                                 0
PREPAID INSURANCE                                                                  0
LANDLORD DEPOSITS                                                                  0
REFUNDABLE TAXES                                                                   0
OTHER PREPAIDS                                                                     0
                                                                            --------

TOTAL CURRENT ASSETS                                                          63,807

TOTAL PROPERTY, PLANT & EQUIPMENT                                             16,156
LESS: ACCUMULATED DEPRECIATION                                                (8,746)
                                                                            --------

                                         PROPERTY, PLANT & EQUIPMENT, NET      7,410

OTHER ASSETS:
NET GOODWILL                                                                       0
LIFE INSURANCE - CSV                                                               0
PREPAID PENSION                                                                    0
PROFESSIONAL RETAINERS                                                             0
COLLATERALIZED LETTERS OF CREDIT                                                   0
OTHER                                                                              0
                                                                            --------

TOTAL OTHER ASSETS                                                                 -

                                                                            --------
TOTAL ASSETS                                                                $ 71,217
                                                                            ========


2/28/03                           Page 6 of 7                         Form MOR-4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2002 to February 1, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                          LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES - POST-PETITION:
ACCOUNTS PAYABLE                                                            $     -
ACCRUED PAYROLL                                                                   0
ACCRUED PAYROLL TAXES                                                             0
ACCRUED PROPERTY TAXES                                                            0
ACCRUED STATE INCOME TAXES                                                       65
ACCRUED PROFESSIONAL FEES                                                         0
ACCRUED RENT/LEASE                                                                0
ACCRUED INTEREST                                                                 94
RESTRUCTURING / STORE CLOSING RESERVE                                             0
ACCRUED VACATION                                                                  0
ACCRUED MEDICAL / HOSPITAL                                                        0
ACCRUED CUSTOMER GIFT CARD BALANCES                                               0
ACCRUED WORKERS COMPENSATION                                                      0
ACCRUED OTHER                                                                     0
                                                                            -------

                                                                 SUBTOTAL       159

OTHER POST-PETITION LIABILITIES:
INTERCOMPANY LIABILITIES                                                          0
OTHER LIABILITIES                                                                 0
                                                                            -------

                                                                 SUBTOTAL         0
                                                                            -------

TOTAL CURRENT LIABILITIES - POST-PETITION                                       159

LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
ACCOUNTS PAYABLE - MERCHANDISE                                                    0
ACCOUNTS PAYABLE - EXPENSE                                                       50
ACCOUNTS PAYABLE - PROPERTY TAXES                                                 0
                                                                            -------

                                                                 SUBTOTAL        50

LIABILITIES SUBJECT TO COMPROMISE - OTHER:
RESTRUCTURING / STORE CLOSING RESERVE                                             0
ACCRUED PROPERTY TAXES                                                           90
ACCRUED GOM CAPITAL LEASE OBLIGATION                                          2,000
OFFICER'S DEFERRED COMPENSATION                                                   0
ACCRUED WORKERS COMPENSATION                                                      0
ACCRUED VACATION                                                                  0
ACCRUED INTEREST                                                                  0
DEBENTURES                                                                        0
MORTGAGES                                                                    15,537
OTHER LIABILITIES                                                                 0
                                                                            -------

                                                                 SUBTOTAL    17,627
                                                                            -------

TOTAL LIABILITIES SUBJECT TO COMPROMISE                                      17,677

                                                                            -------

TOTAL LIABILITIES                                                            17,836

STOCKHOLDERS' EQUITY
COMMON STOCK                                                                    400
PAID IN SURPLUS                                                                   0
TREASURY STOCK                                                                    0
RETAINED EARNINGS, BEGINNING                                                 24,332
CURRENT PERIOD EARNINGS                                                      28,649
                                                                            -------

                                                                 SUBTOTAL    53,381

                                                                            -------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                    $71,217
                                                                            =======

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).


2/28/03                           Page 7 of 7                         Form MOR-4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2003 to February 1, 2003

                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                   DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                            FORM NO.             ATTACHED     ATTACHED
Debtor Affirmations                                                           MOR - 1                 Yes
Schedule of Cash Receipts and Disbursements                                   MOR - 2                 Yes
Bank Account Reconciliations                                                  MOR - 2                 Yes
Statement of Operations                                                       MOR - 3                 Yes
Balance Sheet                                                                 MOR - 4                 Yes
Status of Postpetition Taxes                                                  MOR - 5                 N/A
Summary of Unpaid Postpetition Debts                                          MOR - 5                 N/A
Listing of aged accounts payable                                              MOR - 5                 N/A
Schedule of Insurance - Listing of Policies                                   MOR - 6                 N/A

The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    2/28/2003
------------------------------------------                        --------------
Signature of Authorized Individual                                Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


2/28/03                                                                 Form MOR

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2003 to February 1, 2003

                               DEBTOR AFFIRMATION



AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE             FALSE
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                              X

2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                     X

3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                  X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON CREDIT CORP.
------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    2/28/2003
------------------------------------------                        --------------
Signature of Authorized Individual                                Date



Paul W. Gilbert                                                    Vice Chairman
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Printed Name of Authorized Individual             Title of Authorized Individual


2/28/03                           Page 2 of 7                         Form MOR-1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2003 to February 1, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON CREDIT CORP.

                                                                         BANK ACCOUNTS                CURRENT     CUMULATIVE
                                                  COMERICA                                             MONTH    FILING TO DATE
                                                 1840421752                                            ACTUAL       ACTUAL
CASH - BEGINNING OF MONTH                         $     -      $     -      $     -      $     -      $     -      $    84

RECEIPTS
INTERNAL TRANSFERS                                      -            -            -            -            -            -
INTEREST INCOME                                         -            -            -            -            -            -
ACCOUNTS RECEIVABLE - CREDIT & COLL.                    -            -            -            -            -            -
ACCOUNTS RECEIVABLE - LOCKBOX                           -            -            -            -            -            -
RETAIL STORE DEPOSITS                                   -            -            -            -            -            -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                                                              -            -
REVOLVER BORROWINGS - FLEET                             -            -            -            -            -            -
RETURN ITEMS REDEPOSITED                                -            -            -            -            -            -
MISCELLANEOUS                                           -            -            -            -            -            -
BANKCARD CASH RECEIPTS                                  -            -            -            -            -            -
EMPLOYEE BENEFIT PLANS                                  -            -            -            -            -            -
   TOTAL RECEIPTS                                 $     -      $     -      $     -      $     -      $     -      $     -

DISBURSEMENTS
INTERNAL TRANSFERS                                      -            -            -            -            -            -
ELECTRONIC PAYROLL TAXES PAYMENTS                       -            -            -            -            -            -
PAYROLL                                                 -            -            -            -            -            -
PAYMENTS/TRANSFERS TO LIQUIDATORS                       -            -            -            -            -            -
VENDOR PAYMENTS                                         -            -            -            -            -            -
ELECTRONIC SALES TAX PAYMENTS                           -            -            -            -            -            -
RECEIPTS APPLIED TO REVOLVER BALANCE                    -            -            -            -            -            -
CUSTOMER REFUNDS                                        -            -            -            -            -            -
EMPLOYEE BENEFIT PLAN PAYMENTS                          -            -            -            -            -            -
BANK FEES                                               -            -            -            -            -            -
RETURN ITEMS                                            -            -            -            -            -            -
MISCELLANEOUS                                           -            -            -            -            -           84
                                                        -            -            -            -            -            -
   TOTAL DISBURSEMENTS                            $     -      $     -      $     -      $     -            -           84

NET CASH FLOW                                     $     -      $     -      $     -      $     -      $     -      $   (84)

CASH - END OF MONTH                               $     -      $     -      $     -      $     -      $     -      $     -




DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                                                $     -
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                    -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                                  -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                    $     -


2/28/03                           Page 3 of 7                        Form MOR-2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2003 to February 1, 2003

                               BANK RECONCILIATION


JACOBSON CREDIT CORP.

                                                                      BANK ACCOUNTS
                                             COMERICA                                                                      TOTAL
                                            1840421752
BALANCE PER BOOKS                             $    -             $    -             $    -             $    -             $    -

Bank Balance                                       -                  -                  -                  -                  -
Plus: Deposits In Transit                          -                  -                  -                  -                  -
Less: Outstanding Checks                           -                  -                  -                  -                  -
Other                                              -                  -                  -                  -                  -
ADJUSTED BANK BALANCE                         $    -             $    -             $    -             $    -             $    -





OTHER

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--------------------------------------------------------------------------------

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2/28/03                           Page 4 of 7             Form MOR-2 (continued)

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2003 to February 1, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                                         Cumulative
                                                                       Filing to date
                                                              January     Totals
Net Sales                                                    $     -    $     -

Cost of Goods Sold                                                 -          -
                                                             -------    -------

Gross Profit                                                       -          -

Operating Expenses                                                 -          -
                                                             -------    -------

Operating Income / (Loss)                                          -          -

Interest Expense                                                   -          -

Other Income                                                       -          -
                                                             -------    -------

Net Income / (Loss) b/4 Restructuring Costs and Taxes              -          -

Reorganization Expenses - (incl. Professional Fees)               (1)        (1)

Income Taxes - Benefit / (Expense)                                 -          -
                                                             -------    -------
Net Income / (Loss)                                          $    (1)   $    (1)
                                                             =======    =======

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

2/28/03                            Page 5 of 7                        Form MOR-3

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2003 to February 1, 2003

                                BALANCE SHEET**
                             (dollars in thousands)

                                        ASSETS
CURRENT ASSETS
CASH AND CASH EQUIVALENTS                                                   $    -
ACCOUNTS RECEIVABLE, NET                                                         0
DUE FROM VENDORS, NET                                                            0
INTERCOMPANY RECEIVABLE                                                      8,523
INVENTORIES                                                                      0
DEFERRED FINANCING                                                               0
PREPAID INSURANCE                                                                0
LANDLORD DEPOSITS                                                                0
REFUNDABLE TAXES                                                                 0
OTHER PREPAIDS                                                                   0
                                                                            ------

TOTAL CURRENT ASSETS                                                         8,523

TOTAL PROPERTY, PLANT & EQUIPMENT                                                0
LESS: ACCUMULATED DEPRECIATION                                                   0
                                                                            ------

                                         PROPERTY, PLANT & EQUIPMENT, NET        -

OTHER ASSETS:
LIFE INSURANCE - CSV                                                             0
EQUITY IN SUBS                                                                   0
PREPAID PENSION                                                                  0
PROFESSIONAL RETAINERS                                                           0
COLLATERALIZED LETTERS OF CREDIT                                                 0
OTHER                                                                            0
                                                                            ------

TOTAL OTHER ASSETS                                                               -

                                                                            ------
TOTAL ASSETS                                                                $8,523
                                                                            ======

2/28/03                             Page 6 of 7                       Form MOR-4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: January 5, 2003 to February 1, 2003

                                BALANCE SHEET**
                             (dollars in thousands)

                          LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES - POST-PETITION:
ACCOUNTS PAYABLE                                                            $     -
ACCRUED PAYROLL                                                                   0
ACCRUED PAYROLL TAXES                                                             0
ACCRUED PROPERTY TAXES                                                            0
ACCRUED STATE INCOME TAXES                                                        0
ACCRUED PROFESSIONAL FEES                                                         0
ACCRUED RENT/LEASE                                                                0
ACCRUED INTEREST                                                                  0
RESTRUCTURING / STORE CLOSING RESERVE                                             0
ACCRUED VACATION                                                                  0
ACCRUED MEDICAL / HOSPITAL                                                        0
ACCRUED CUSTOMER GIFT CARD BALANCES                                               0
ACCRUED WORKERS COMPENSATION                                                      0
ACCRUED OTHER                                                                     0
                                                                            -------

                                                                 SUBTOTAL         0

OTHER LIABILITIES - POST-PETITION:
INTERCOMPANY LIABILITIES                                                          0
OTHER LIABILITIES                                                                 0
                                                                            -------

                                                                 SUBTOTAL         0
                                                                            -------

TOTAL CURRENT LIABILITIES - POST-PETITION                                         0

LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
ACCOUNTS PAYABLE - MERCHANDISE                                                    0
ACCOUNTS PAYABLE - EXPENSE                                                        0
ACCOUNTS PAYABLE - PROPERTY TAXES                                                 0
                                                                            -------

                                                                 SUBTOTAL         0

LIABILITIES SUBJECT TO COMPROMISE - OTHER:
RESTRUCTURING / STORE CLOSING RESERVE                                             0
ACCRUED PROPERTY TAXES                                                            0
ACCRUED GOM CAPITAL LEASE OBLIGATION                                              0
ACCRUED WORKERS COMPENSATION                                                      0
OFFICER'S DEFERRED COMPENSATION                                                   0
ACCRUED VACATION                                                                  0
ACCRUED INTEREST                                                                  0
DEBENTURES                                                                        0
MORTGAGES                                                                         0
OTHER LIABILITIES                                                                 0
                                                                            -------

                                                                 SUBTOTAL         0
                                                                            -------

TOTAL LIABILITIES SUBJECT TO COMPROMISE                                           0

                                                                            -------

TOTAL LIABILITIES                                                                 -

STOCKHOLDERS' EQUITY
COMMON STOCK                                                                  1,700
PAID IN SURPLUS                                                                   0
TREASURY STOCK                                                                    0
RETAINED EARNINGS, BEGINNING                                                  6,824
CURRENT PERIOD EARNINGS                                                          (1)
                                                                            -------

                                                                 SUBTOTAL     8,523

                                                                            -------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                    $ 8,523
                                                                            =======

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

2/28/03                             Page 7 of 7                       Form MOR-4